PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2012
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

5. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, comprise:

	At December 31,
	2011	2012
Buildings	$187,073,104	$239,802,732
Leasehold improvement	93,424	124,360
Plant and machinery	808,513,361	919,351,282
Motor vehicles	4,969,476	5,040,204
Office equipment	10,174,496	12,062,564
	1,010,823,861	1,176,381,142

Less: Accumulated depreciation	189,232,340	295,223,230
	821,591,521	881,157,912
Construction in progress	158,573,094	227,923,439
Impairment of long-lived assets	—	(6,519,026)
Property, plant and equipment, net	$980,164,615	$1,102,562,325

Construction in progress represents new production facilities under construction in ReneSola Zhejiang, ReneSola Jiangsu, Sichuan ReneSola, Sichuan Ruiyu, and Keping. The power station built up in China for generating electricity business has a carrying amount of $30.0 million under the “Plant and machinery”, and $13.5 million under the “Buildings”.

Depreciation expense for the years ended December 31, 2010, 2011 and 2012 was $54,205,916, $82,730,940 and $93,501,714, respectively.

During the third quarter of 2012, as a result of weak market conditions and a significant decline in the Company’s market capitalization to a level lower than its net book value, the Company concluded that circumstances  existed which required the Company to test certain long-lived assets for recoverability. Based on the recoverability tests performed, the Company determined that no impairment was required except for the mono furnaces which had previously been recorded as assets held-for-sale and were determined to be obsolete upon subsequent reneged on the contractual agreement.

As a result, a total impairment charge of $6,437,716 was recognized.